INVESTOR PRESENTATION June 2, 2025 Sugarmont Apartments – Salt Lake City, UT

centerspacehomes.com 2 Certain statements in this presentation are based on Centerspace’s current expectations and assumptions, and are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions, or other items related to the future. Forward-looking statements are typically identified by the use of terms such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “assumes,” “may,” “projects,” “outlook,” “future,” and variations of such words and similar expressions. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements to be materially different from the results of operations, financial conditions, or plans expressed or implied by the forward-looking statements. Although the Company believes the expectations reflected in its forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be achieved. Any statements contained herein that are not statements of historical fact should be deemed forward-looking statements. As a result, reliance should not be placed on these forward-looking statements, as these statements are subject to known and unknown risks, uncertainties, and other factors beyond the Company's control and could differ materially from actual results and performance. Such risks and uncertainties are detailed from time to time in filings with the Securities and Exchange Commission (“SEC”), including the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, in its subsequent quarterly reports on Form 10-Q, and in other reports the Company files with the SEC from time to time. The Company assumes no obligation to update or supplement forward-looking statements that become untrue due to subsequent events. ADDITIONAL DISCLOSURES This presentation makes references to anticipated acquisitions and dispositions. There is no guarantee that these anticipated transactions will be completed, or that they will be completed at prices assumed within this presentation. Additionally, we have not provided a reconciliation of our Proforma Net Debt / Annualized EBITDA because the information needed to reconcile these measures is unavailable due to the inherent difficulty of forecasting the timing or amount of various items that have not yet occurred and which may be excluded from Proforma Net Debt / Annualized EBITDA. Additionally, estimating such GAAP measure and providing a meaningful reconciliation for future periods requires a level of precision that is unavailable for these future periods and cannot be accomplished without unreasonable effort. Forward-looking non-GAAP measures are estimated consistent with the relevant definitions and assumptions used for historical non-GAAP measures. SAFE HARBOR STATEMENT & LEGAL DISCLOSURES

OUR VISION To be the premier provider of apartment homes in vibrant communities by focusing on integrity and serving others. TABLE OF CONTENTS 1. Why Centerspace 2. Operational Updates 3. 2025 Transaction Activity 4. Strong Fundamentals 5. Appendix Arcata – Golden Valley, MN TABLE OF CONTENTS 3centerspacehomes.com Sugarmont – Salt Lake City, UT Westend – Denver, CO 4 5 8 16 22

centerspacehomes.com 4 1. As of May 30, 2025 2. See page 17 for breakdown 3. Compares May 30, 2025 share price to S&P Capital IQ Consensus NAV Differentiated Multifamily market exposure 13,353(1) Apartments owned and operated NYSE: CSR $2.3 Billion(2) Total capitalization Key Indices S&P SmallCap 600, MSCI US REIT, Russell 2000 WHY CENTERSPACE Geographic Diversity o Differentiated exposure in Midwest and Mountain West provides comparable growth with lower volatility Best-in-Class Operations o SmartHome technologies, centralized staffing models and regional scale drive efficiencies o Five-time "Best Place to Work" by Minneapolis Star Tribune Strong Relative Value o Current trading price is 18% discount to consensus NAV(3)

centerspacehomes.com 5 OPERATIONAL UPDATES

centerspacehomes.com 6 3.4% -1.2% -3.5% -1.1% 2.4% 3.5% 3.1% 3.1% 3.5% 2.6% 3.5% 1.5% 0.3% 0.8% 2.5% Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 QTD SAME STORE LEASING SPREADS(1) New Renewal Blended -5 .1% -2 .5% 1.0% 5. 7% 3. 7% 3. 7% 0. 2% -2 .0% 0. 3% 1.1% 1.4% 3. 3% 5. 4% 3. 2% 3. 4% 3. 1% 2. 5% 3. 0% -2 .4% -0 .6% 2. 2% 5. 5% 3. 5% 3. 6% 1.5% 0. 3% 1.6 % YTD SAME STORE LEASING SPREADS BY REGION(1) New Lease Rents Renewal Rents Blended Rents STRONG LEASING TRENDS INTO PEAK SEASON (1) Data represents 2025 Same Store pool. QTD and YTD leasing spreads are through May 22, 2025 (2) Data for Denver represents 2025 Same Store pool; reporting date May 30, 2025 -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% Nov-24 Dec-24 Jan-25 Feb-25 Mar-25 Apr-25 May-25 DENVER SAME STORE NEW LEASING SPREADS(2)

centerspacehomes.com 7 EXCEPTIONAL RESIDENT EXPERIENCE AND CURRENT RESIDENT PROFILE *Data represents approved applicants (excluding guarantors) through 5/22/2025 excluding reported annualized HH incomes >$1,200,000 or <$12,000 ** Data represents all current and future status residents / total rented units as of 5/22/2025 3.38 3.52 3.56 3.61 3.81 3.93 3.95 3.2 3.3 3.4 3.5 3.6 3.7 3.8 3.9 4 1/1/2020 1/1/2021 1/1/2022 1/1/2023 1/1/2024 1/1/2025 5/1/2025 Lifetime Average Reputation Scores Reflects all properties in the portfolio as of the reporting date 72.17 62.58 54 56 58 60 62 64 66 68 70 72 74 Centerspace ORA Score National Property Average ORA Score 2025 J Turner ORA Score (As of 5/1/2025) YTD Top Reasons for Move Out Relocating Out Of Area 21% Rented Elsewhere 17% Unit Transfer 9% Early Lease Termination 8% Household Change 7% Purchased a House 7% 49.7% 46.6% 56.0% 57.5% 42.2% 56.4% 64.9% 48.1% 53.2% 0% 10% 20% 30% 40% 50% 60% 70% 2025 Same-Store Retention (As of 5/1/2025) $50,000 $70,000 $90,000 $110,000 $130,000 $150,000 YTD Average Applicant Household Income* 33.06 31.88 32.70 32.92 31.32 32.49 33.65 30.60 32.42 29 30 31 32 33 34 YTD Average Applicant Age* 1.61 1.63 1.72 1.74 1.98 2.02 1.76 2.09 1.77 1.00 1.20 1.40 1.60 1.80 2.00 2.20 Average Residents Per Household**

centerspacehomes.com 8 2025 TRANSACTION ACTIVITY

centerspacehomes.com ENHANCING LONG-TERM PORTFOLIO RETURNS WITH UPGRADES TO MARKET EXPOSURES AND ASSET QUALITY 9 2025 DISPOSITION PLAN ST. CLOUD, MN & MINNEAPOLIS, MN Communities 12 Homes 1,511 Avg. Monthly Rent/Home $1,383 Homes/Community 126 Avg. Age (Years) 41 NOI Margin 52.9% 2025 ACQUISITIONS SALT LAKE CITY, UT & PENDING FORT COLLINS, CO Communities 2 Homes 761 Avg. Monthly Rent/Home $2,012 Homes/Community 381 Avg. Age (Years) 4 NOI Margin 67.4% The Salt Lake City, UT, acquisition enters us into a new target market with strong long-term demand drivers and creates a broader geographic footprint in the Mountain West. The pending Fort Collins, CO, acquisition strengthens our Colorado footprint and leverages regional operating scale we have built in the market Proforma capitalization rates for the 2025 disposition communities are below the current implied 7.2% capitalization rate for the entire Centerspace portfolio, based upon the common stock closing price at 5/27/2025 of $62.51 per share, highlighting the disconnect between private and public valuations Planned 2025 dispositions exits us from the St. Cloud, MN, market and reduces Minneapolis multifamily NOI concentration from 33% current to 30% proforma 2025 transaction plan improves our diversification within target markets and enhances overall portfolio quality

centerspacehomes.com 10 ➢ $200M-$230M total sale price dispositions ➢ St Cloud, MN ➢ Five communities currently being marketed for sale. This will exit us from the St. Cloud market ➢ Minneapolis, MN ➢ Anticipate launching marketed sale process of seven communities in June-July 2025. Sales of these lower operating margin, less efficient communities improves diversification by reducing exposure to our current largest market concentration and improves portfolio quality DISPOSITIONSACQUISITIONS FINANCING ➢ May 30, 2025: Salt Lake City, UT acquisition closed (Sugarmont) ➢ $149.0M purchase price ➢ 341-home community in Sugar House submarket enters us into Salt Lake City market ➢ June 2025: Pending Fort Collins, CO acquisition closes (under contract) ➢ $132.2M purchase price ➢ 420-home community strengthens our Colorado footprint and leverages regional operating scale we have built in the market ➢ Both investments are accretive to our portfolio metrics and market exposures ➢ Line of credit expansion ➢ $150M expansion from $250M to $400M; matures in 2028 ➢ Assumed mortgage ➢ $76M mortgage debt to be assumed in conjunction with pending Fort Collins, CO acquisition. 3.26% effective interest rate, fully amortizing until 2060 maturity Acquisition and Disposition Outcomes Sugarmont Apartments – Salt Lake City, UT Higher long-term growth profile ENHANCING LONG-TERM PORTFOLIO RETURNS WITH UPGRADES TO MARKET EXPOSURES AND ASSET QUALITY Increased NOI concentration from target markets Lower long-term capital expenditures requirement that enhances AFFO profile Improved asset valuation visibility for REIT investors Continue operating at leverage level in line with today Mortgage debt associated with transactions: $76M acquisitions, $19.2M dispositions

centerspacehomes.com 11 2017 Q1 2025 Pro Forma (1) Communities 100 71 61 Homes 13,212 13,012 12,262 Homes per Community 132 183 201 Average Monthly Rent $980 $1,585 $1,636 % of NOI in 50 Largest MSAs 13% 53% 54% Note: Multifamily only (1) Q1 2025 with proforma 2025 acquisitions and dispositions STRATEGIC CAPITAL RECYCLING DRIVES IMPROVEMENTS TO PORTFOLIO COMPOSITION AND DIVERSIFICATION Note: Multifamily only (1) Q1 2025 with proforma 2025 acquisitions and dispositions 30% 30% 4% 36% Pro Forma (1) 33% 26% 41% Q1 2025 Minneapolis Colorado Salt Lake City Other Portfolio NOI Composition May 29, 2025: Closed $150M line of credit expansion May 30, 2025: Acquired Salt Lake City, UT community Q3 2025: Anticipated close of St. Cloud, MN sales Late Q3-Mid Q4 2025: Anticipated close of Minneapolis disposition communities June 2025: Acquire Fort Collins, CO community Mid-May 2025: Commenced marketing of St. Cloud Portfolio June 2025: Commence marketing of Minneapolis disposition communities Q1 2025 Q3 2025Q2 2025 Le ve ra ge (N et D eb t / E BI T D A) Q4 2025 Leverage levels will temporarily increase after acquisitions and decrease upon closing sales of disposition communities

centerspacehomes.com 12Parkhouse Apartment Homes – Thornton, CO GEOGRAPHIC FOCUS (% OF UNITS) Source: S&P Capital IQ Notes: As of 5/21/25. CSR pro forma for 2025 acquisitions and dispositions. Rounding may result in each row not adding to 100% ENHANCED GEOGRAPHIC DIFFERENTIATION THROUGH IMPROVED MARKET EXPOSURES PUBLIC MULTIFAMILY REIT MARKET OVERVIEW 33% 3% 6% 5% 4% 67% 21% 6% 42% 49% 4% 100% 27% 13% 24% 10% 10% 85% 34% 71% 73% 25% 76% 92% 17% 17% 7% 21% 10% 5% 75% 3% 28% 18% 17% 95% Mountain West Midwest West Southeast & Texas Mid-Atlantic Northeast

centerspacehomes.com 13 SALT LAKE CITY: MARKET ENTRY IMPROVES CASH FLOW EXPOSURES WHILE MAINTAINING DIFFERENTIATED FOOTPRINT ▪ One CSR community, 341 homes. Pursuing additional scale ▪ Diversified economy with large presence of jobs in high-tech, finance, healthcare, and education ▪ Salt Lake City’s next twelve month rent growth (+3.1%) forecasted to outperform 12 of the largest public multifamily REIT peer owned markets ▪ Utah’s 4.5% real GDP growth in 2024 led the nation and compares to 2.8% U.S. growth ▪ Utah is the youngest state in the country by median age of population (32 years) ▪ Salt Lake City supply pipeline peaked in 2023. Urban CBD deliveries comprise 23% of 2023-2024 total deliveries. Forecasted 2026-2028 annual deliveries of 3,657 are 51% reduction from 2020-2025 annual average MARKET HIGHLIGHTS NOTABLE EMPLOYERSCSR RECENT ACQUISITION ▪ Sugarmont, a 341-home community delivered in 2021. 95% occupied with $2,222 average in-place rents and 904 SF average home size ($2.46 PSF) ▪ Located in Sugar House submarket; a highly desirable and walkable, live- work-play location four miles southeast of downtown Salt Lake City. Adjacent to two public parks, a plethora of retail offerings, and employment centers. Located five minutes from base of Wasatch Range mountains ▪ The submarket is highly desired by investors though the last community over 200 homes in Sugar House that was listed in a marketed sale process was in 2016 Sugarmont: 341-home community built in 2021 located in Sugar House submarket

centerspacehomes.com 14 INNOVATION – PROVIDING DIFFERENTIATED EXPOSURESALT LAKE CITY: EXPANSION INTO HIGH-GROWTH INSTITUTIONAL MARKET Salt Lake City is the most supply constrained market relative to total population among largest publicly-traded multifamily REIT peer markets Lower supply relative to population provides pricing power and runway for rent growth including when coupled with the market’s sustainable economic growth outlook Sources: US Census Bureau, CoStar Notes: Q2 2024 inventory compared to 7/1/24 estimated population. Salt Lake City includes Salt Lake City, Provo, and Ogden MSAs. Salt Lake City Demand Drivers Strong demographic trends Business-friendliness Desirable quality of life Diversified economy Higher education institutions Emerging institutional market Sustainable growth outlook Fiscal stability #2 ranking in Milken Institute’s 2025 Best- Performing Large Cities index(1). Measuring 13 metrics related to labor market conditions, high- tech growth, access to economic opportunities #1 ranking in U.S. News & World Report’s 2025 Best States index(2). Measuring metrics across eight categories: economy, natural environment, fiscal stability, health care, education, infrastructure, crime, opportunity (1) Includes Ogden-Clearfield, UT MSA, ranked #2, and Salt Lake City, UT MSA, ranked #3; both of which are in the Salt Lake City Valley. Provo-Orem, UT MSA, also located in Salt Lake City Valley, ranked #15 (2) #1 ranking is for State of Utah 2.7M Salt Lake City metro population compares to Nashville (2.2M), Austin (2.6M), Charlotte (2.9M), Orlando (2.9M), Denver (3.1M), Minneapolis (3.8M) 5.2 5.6 6.4 6.7 7.4 7.6 7.6 7.7 7.9 8.1 8.1 8.5 8.8 9.0 9.2 9.4 9.8 10.0 10.5 11.8 Multifamily Inventory (Apartment Homes) per 100 People

centerspacehomes.com 15 1. Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition included within the Reconciliation to Non-GAAP Financial Measures section in the Appendix. 2. Pro forma total capitalization, interest rates, and maturity metrics use 3/31/25 data and assume the immediate closing of all noted acquisitions and dispositions, using negotiated price on acquisitions and broker opinion of value on dispositions. 3. Weighted average interest rate reflects interest expense only and excludes any facility fees, mortgage insurance premiums, or other associated expenses. FLEXIBLE BALANCE SHEET WITH WELL LADDERED DEBT MATURITIES AND ACCESS TO MULTIPLE FORMS OF CAPITAL *Share price $64.75 as of 3/31/2025 Diversified Permanent Capital Base $2.3B Pro Forma Total Capitalization (2) % of Total Maturing (2) 2.1% 9.2% 4.7% 16.7% 9.2% 8.3% 19.0% 2.4% 7.7% 1.5% 8.5% 0.0% 10.8% Weighted Average Interest Rate (2,3) 4.1% 3.5% 3.5% 4.0% 3.9% 2.6% 3.2% 2.7% 2.9% 2.8% 5.0% 0.0% 3.2% Well-Laddered Maturity Profile Pro forma Wtd Avg Int Rate 3.6% & Wtd Avg Maturity 7.7 Years (in thousands, except percentages)(2) 6.0x 6.5x 7.0x 7.5x 8.0x 8.5x 9.0x Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 2020 2021 2022 2023 2024 2025 Quarterly Net Debt / Annualized Trailing EBITDA(1) 4-Quarter Moving Average Most Recent Quarter 56%27% 15% 1% 55% 29% 16% 1% Common Equity Secured Debt Unsecured Debt Series D Preferred Inner Ring = Most recent quarter Outer Ring = Pro forma $19,015 $94,163 $48,038 $60,000 $19,638 $145,631 $78,850 $87,531 $111,496 $2,734 $61,448 $50,000 $75,000 $85,000 $50,000 $25,000 $15,000 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 After Mortgage LOC Private Placement

centerspacehomes.com 16 STRONG FUNDAMENTALS

centerspacehomes.com 17 ▪ 7 CSR communities, 1,977 homes. Entered market Q4 2017 and achieved critical mass ▪ Diversified economy with large presence of aviation/aerospace, healthcare, telecommunications and tech employers ▪ Denver and Boulder realized $17 billion in venture capital funding for technology businesses from 2019-2023 ▪ Colorado ranked 2nd among all states in educational attainment and in U.S. healthiest states index ▪ CSR’s Fort Collins portfolio is a northern extension of our Denver footprint. Fort Collins’ economy is driven by advanced technology including notable semiconductor initiatives, manufacturing, water innovation, and bioscience. The market has robust access to cultural and recreational amenities, along with a high cost of single-family home ownership MARKET HIGHLIGHTS Lyra: 215-home community in Centennial; 2022 built in Denver’s SE Business Corridor CSR Portfolio NOI % 19.7% CSR Denver Portfolio Average Rent $1,976 CSR Household Average Annual Income $117,034 CSR Household Rent-to- Income Ratio 24.1% CSR Denver Portfolio Occupancy % 94.7% April 2025 Median Single- Family Home Value $625,461 March 2025 Unemployment Rate 4.6% DENVER: SCALED PORTFOLIO WITH LONG-TERM GROWTH CSR HIGHLIGHTS 100% Asset Class by % of NOI Class A 50% 50% Location by % of NOI Urban Suburban Source: FRED, Zillow, CoStar Note: CSR data as of Q1 2025 proforma for 2025 acquisition and disposition activity. Occupancy refers to average financial occupancy

centerspacehomes.com 18 ▪ Proforma 20 CSR communities, 4,032 homes. Opportunistic focus market ▪ Diversified economy with large presence of healthcare, medical technology, finance, food production and retail employers ▪ Minneapolis (+4.3%) forecasted to have the strongest next twelve month rent growth relative to 17 coastal and sunbelt markets where ~80% of apartment homes owned by public multifamily REIT peers are located ▪ Ranked tied for 1st in 2024 in lowest unemployment rate among large metros ▪ Ranked 2nd in Fortune 500 headquarters per 1 million people; 17 Fortune 500 companies ▪ Minneapolis and St. Paul rank 5th and 6th in U.S. large metro affordability index ▪ Ranked top 10 nationally for absorption as a percentage of inventory among the 52 markets with at least 75,000 homes MARKET HIGHLIGHTS Noko: 130-home community built in 2021 with 24k SF grocer adjacent to Lake Nokomis CSR Portfolio NOI % 30.0% CSR Minneapolis Portfolio Average Rent $1,579 CSR Household Average Annual Income $113,167 CSR Household Rent-to- Income Ratio 20.8% CSR Minneapolis Portfolio Occupancy % 95.5% April 2025 Median Single- Family Home Value $398,891 March 2025 Unemployment Rate 3.5% MINNEAPOLIS: COMPETITIVE ADVANTAGE CSR HIGHLIGHTS Source: FRED, Zillow, CoStar, Minnesota Department of Employment and Economic Development Note: CSR data as of Q1 2025 proforma for 2025 acquisition and disposition activity. Occupancy refers to average financial occupancy 8% 28% 64% Location by % of NOI Urban Core Inner Ring Outer Ring 41% 59% Asset Class by % of NOI Class A Class B

centerspacehomes.com 19 Region % of NOI (1) Population Market Homes Median Household Income Unemployment Rate 3-Month Avg Job Growth Median Single-Family Home Value Market Vacancy YoY Market Rent Growth Trailing 12-Month Net Deliveries | % of Stock Forecasted Next 12-Month Net Deliveries | % of Stock Homes Under Construction | % of Stock CSR YTD Avg Annual Income (8) CSR YTD Rent- To-Income Ratio (8) Minneapolis, MN 30.0% 3,757,952 285,415 $95,102 3.5% 0.8% $398,891 7.0% 1.6% 8,370 | 2.9% 3,092 | 1.1% 5,664 | 2.0% $113,167 20.8% Denver, CO 19.7% 3,052,498 312,486 $103,055 4.6% -0.1% $625,461 11.5% -3.0% 17,613 | 5.6% 7,482 | 2.4% 12,924 | 4.1% $117,034 24.1% North Dakota (2) 11.4% 243,367 17,153 $78,003 3.0% 1.9% $312,479 3.1% 5.0% 125 | 0.7% 438 | 2.6% 440 | 2.6% $114,828 19.9% Rochester, MN 10.0% 230,742 12,076 $85,213 3.3% 5.1% $337,205 9.4% 2.0% 309 | 2.6% 232 | 1.9% 500 | 4.1% $134,219 21.0% Boulder/Fort Collins, CO (3) 9.9% 704,836 40,941 $90,216 4.6% -0.8% $650,745 10.2% -0.9% 3,292 | 8.0% 630 | 1.5% 1,292 | 3.2% $113,552 23.8% Other Mountain West (4) 8.7% 348,758 16,997 $72,964 2.5% 1.2% $394,950 12.1% 0.4% 1,234 | 7.3% 171 | 1.0% 442 | 2.6% $98,731 21.4% Omaha, NE (5) 5.9% 1,351,636 115,068 $76,301 2.9% 1.0% $299,440 5.9% 3.4% 2,482 | 2.2% 3,470 | 3.0% 5,770 | 5.0% $111,148 19.2% Salt Lake City, UT (6) 4.5% 2,728,974 147,682 $94,409 3.2% 1.5% $584,598 10.9% -1.2% 7,180 | 4.9% 4,920 | 3.3% 11,176 | 7.6% - - Portfolio Weighted Avg (7) 100.0% $90,183 3.6% 1.1% $454,385 8.6% 0.7% 4.1% 1.8% 3.3% $109,809 20.7% Note: Multifamily data as of Q1 2025. Economic and demographic data as of 5/21/25. Median household income, unemployment rate, 3-month avg job growth, and median home value for North Dakota, Other Mountain West, Boulder/Fort Collins, CO, Omaha, NE, and Salt Lake City, UT, are weighted by NOI contribution of metropolitan area; market vacancy, rent growth, trailing 12-month net deliveries % of stock, forecasted next 12-month net deliveries % of stock and homes under construction % of stock are weighted by total inventory of homes in each metropolitan area. All other data is summation of each market Sources: US Census Bureau, Bureau of Labor Statistics, FRED, Zillow, CoStar (1) Q1 2025 multifamily only proforma for 2025 acquisition and disposition activity (2) Includes Bismarck and Grand Forks, ND, MSAs (3) Includes Boulder and Fort Collins, CO, MSAs (4) Includes Billings, MT, and Rapid City, SD, MSAs (5) Includes Omaha and Lincoln, NE, MSAs (6) Includes Salt Lake City, Provo, and Ogden, UT, MSAs (7) Weighted by region % of NOI, using actual NOI for Q1 2025, excluding St Cloud and Minneapolis disposition assets, and 3 months of underwritten Year 1 expectations for acquisitions (8) Household approved applicants for Q1 2025, excluding St Cloud and Minneapolis disposition assets INNOVATION – PROVIDING DIFFERENTIATED EXPOSURE ▪ 964k apartment homes in CSR portfolio markets, set against 23M total apartment homes in United States ▪ Centerspace resident rent-to-income ratio of approximately 19%-24% by market compares to 30% United States median rent-to-income ratio DIFFERENTIATED GEOGRAPHIC EXPOSURE Portfolio hallmarks include low unemployment rates, affordability of rents, resident financial strength, and diversified economies

centerspacehomes.com 20 ▪ Homeownership affordability has grown increasingly difficult, as borrowing costs have increased while home prices remain near peak values ▪ Home ownership (PITI) in CSR markets now costs 90% more than renting in a CSR community ▪ This dynamic led to higher retention of 57% in 2024 ▪ While market rents have grown at a healthy clip recently, resident incomes have grown even more ▪ Income growth has outpaced market rental rate growth by 13% in CSR markets on average, exceeding the national average of 10% Source: FRED, Zillow, Forbes, Tax Foundation, Bankrate.com, CoStar Note: CSR data as of Q1 2025, adjusted for acquisitions, planned acquisitions, and planned dispositions. PITI is weighted by Q1 2025 NOI exposure adjusted for acquisitions planned acquisitions, and planned dispositions and is based on market level typical home prices, current state level average insurance and property tax rates, and national level mortgage and, when applicable, PMI rates. Full year datapoints are an average of all twelve months. 2025 YTD data is through April 2025 22% 15% 14% 13% 9% 9% 8% -5% 13% 10% Income Growth Has Outpaced Rent Growth in CSR Markets Median Household Income Growth Minus Rent Growth: 2017 Q1 to 2025 Q1 RENTAL AFFORDABILITY VS HOMEOWNERSHIP & INCOME GROWTH $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2019 2020 2021 2022 2023 2024 2025 YTD M on th ly P ay m en t Rent Vs. Own Affordability Gap in CSR Markets PITI (10% Down Pmt) PITI (20% Down Pmt) CSR Avg Scheduled Rent

centerspacehomes.com 21 SUPPLY/DEMAND DYNAMIC EXPECTED TO BECOME A TAILWIND Source: CoStar Note: Combined CSR Markets data based on all MSAs in which Centerspace operates adjusted for acquisitions and dispositions noted earlier in this presentation. Net Deliveries through 1Q 2025 are based on historical data. Net deliveries after that point are based on CoStar projections. Historical average absorption data is based on average quarterly absorptions from 2Q 2020 through 1Q 2025 and is shown in future periods for comparative purposes ▪ We are past the peak of new deliveries for our combined portfolio – supply additions are expected to decrease going forward ▪ Demand, as measured by historical absorption, is expected to be above deliveries for 2025 and 2026 ▪ This changing dynamic should benefit the forward growth profile of our markets 0 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 4,500 5,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Minneapolis Net Deliveries Historical Avg Absorption (T5Y) (500) 500 1,500 2,500 3,500 4,500 5,500 6,500 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Denver Net Deliveries Historical Avg Absorption (T5Y) 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 20 21 1Q 20 21 2 Q 20 21 3 Q 20 21 4 Q 20 22 1Q 20 22 2 Q 20 22 3 Q 20 22 4 Q 20 23 1Q 20 23 2 Q 20 23 3 Q 20 23 4 Q 20 24 1Q 20 24 2 Q 20 24 3 Q 20 24 4 Q 20 25 1Q 20 25 2 Q 20 25 3 Q 20 25 4 Q 20 26 1Q 20 26 2 Q 20 26 3 Q 20 26 4 Q U ni ts Net Deliveries, Combined CSR Markets Net Deliveries Historical Avg Absorption (T5Y)

centerspacehomes.com 22 APPENDIX

centerspacehomes.com 23 RECONCILIATION TO NON-GAAP MEASURES Reconciliation of Net Income (Loss) Available to Common Shareholders to Funds From Operations and Core Funds From Operations Centerspace believes that FFO, which is a non-GAAP financial measure used as a standard supplemental measure for equity real estate investment trusts, is helpful to investors in understanding its operating performance, primarily because its calculation does not assume that the value of real estate assets diminishes predictably over time, as implied by the historical cost convention of GAAP and the recording of depreciation and amortization. Centerspace uses the definition of FFO adopted by the National Association of Real Estate Investment Trusts, Inc. (“Nareit”). Nareit defines FFO as net income or loss calculated in accordance with GAAP, excluding: • depreciation and amortization related to real estate; • gains and losses from the sale of certain real estate assets; • gains and losses from change in control; • impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity; and • similar adjustments for partially owned consolidated real estate entities. The exclusion in Nareit’s definition of FFO of gains and losses from the sale of real estate assets and impairment write-downs helps to identify the operating results of the long-term assets that form the base of the company's investments and assists management and investors in comparing those operating results between periods. Due to the limitations of the Nareit FFO definition, Centerspace has made certain interpretations in applying this definition. The company believes that all such interpretations not specifically identified in the Nareit definition are consistent with this definition. Nareit’s FFO White Paper 2018 Restatement clarified that impairment write-downs of land related to a REIT’s main business are excluded from FFO and a REIT has the option to exclude impairment write-downs of assets that are incidental to its main business. While FFO is widely used by Centerspace as a primary performance metric, not all real estate companies use the same definition of FFO or calculate FFO in the same way. Accordingly, FFO presented here is not necessarily comparable to FFO presented by other real estate companies. FFO should not be considered as an alternative to net income (loss) or any other GAAP measurement of performance, but rather should be considered as an additional, supplemental measure. FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund all cash flow needs, including the ability to service indebtedness or make distributions to shareholders. Core Funds from Operations (“Core FFO”) is FFO as adjusted for non-routine items or items not considered core to business operations. By further adjusting for items that are not considered part of core business operations, the company believes that Core FFO provides investors with additional information to compare core operating and financial performance between periods. Core FFO should not be considered as an alternative to net income (loss), or any other GAAP measurement of performance, but rather should be considered an additional supplemental measure. Core FFO also does not represent cash generated from operating activities in accordance with GAAP, nor is it indicative of funds available to fund the company's cash needs, including its ability to service indebtedness or make distributions to shareholders. Core FFO is a non-GAAP and non-standardized financial measure that may be calculated differently by other REITs and should not be considered a substitute for operating results determined in accordance with GAAP.

centerspacehomes.com 24 RECONCILIATION TO NON-GAAP MEASURES UpdatedRECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of (gain) loss on investments and one-time professional fees. (in thousands, except per share amounts) Three Months Ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Funds from Operations Net loss available to common shareholders $ (3,734) $ (5,079) $ (6,166) $ (2,903) $ (5,512) Adjustments: Noncontrolling interests – Operating Partnership and Series E preferred units (643) (900) (1,095) (561) (1,079) Depreciation and amortization 27,654 27,640 26,084 25,714 27,012 Less depreciation – non real estate (83) (79) (81) (82) (85) Less depreciation – partially owned entities (22) (24) (25) (25) (24) Loss on sale of real estate - - - - 577 FFO applicable to common shares and Units $ 23,172 $ 21,558 $ 18,717 $ 22,143 $ 20,889 Adjustments to Core FFO: Non-cash casualty loss (recovery) 282 2,171 (632) 191 702 Interest rate swap amortization 175 171 171 173 197 Amortization of assumed debt 417 417 263 263 263 Redemption of preferred shares - - 3,511 - - Other miscellaneous items(1) (67) (454) (61) 31 (5) Core FFO applicable to common shares and Units $ 23,979 $ 23,863 $ 21,969 $ 22,801 $ 22,046 FFO applicable to common shares and Units $ 23,172 $ 21,558 $ 18,717 $ 22,143 $ 20,889 Dividends to Series D preferred unitholders 160 160 160 160 160 FFO applicable to common shares and Units - diluted $ 23,332 $ 21,718 $ 18,877 $ 22,303 $ 21,049 Core FFO applicable to common shares and Units $ 23,979 $ 23,863 $ 21,969 $ 22,801 $ 22,046 Dividends to Series D preferred unitholders 160 160 160 160 160 Core FFO applicable to common shares and Units - diluted $ 24,139 $ 24,023 $ 22,129 $ 22,961 $ 22,206 Per Share Data Net loss per share and Unit - diluted $ (0.22) $ (0.31) $ (0.40) $ (0.19) $ (0.37) FFO per share and Unit - diluted $ 1.17 $ 1.09 $ 1.01 $ 1.23 $ 1.16 Core FFO per share and Unit - diluted $ 1.21 $ 1.21 $ 1.18 $ 1.27 $ 1.23 Weighted average shares - basic and diluted 16,727 16,583 15,528 14,972 14,922 Effect of redeemable operating partnership Units for FFO and Core FFO 980 939 818 835 854 Effect of Series D preferred units for FFO and Core FFO 228 228 228 228 228 Effect of Series E preferred units for FFO and Core FFO 1,906 2,033 2,053 2,062 2,078 Effect of dilutive restricted stock units and stock options for FFO and Core FFO 35 56 49 32 20 Weighted average shares and Units for FFO and Core FFO - diluted 19,876 19,839 18,676 18,129 18,102

centerspacehomes.com 25 Reconciliation of Net Income (Loss) Available to Common Shareholders to Adjusted EBITDA Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain or loss on sale of real estate and other investments, impairment of real estate investments, gain or loss on extinguishment of debt, gain or loss from involuntary conversion, and other non-routine items or items not considered core to business operations. The company considers Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, financing costs, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP financial measure and should not be considered a substitute for operating results determined in accordance with GAAP. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Consists of (gain) loss on investments and one-time professional fees. (in thousands) Three Months Ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Adjusted EBITDA Net loss attributable to controlling interests $ (3,734) $ (5,079) $ (1,048) $ (1,296) $ (3,905) Adjustments: Dividends to Series D preferred unitholders 160 160 160 160 160 Noncontrolling interests – Operating Partnership and Series E preferred units (643) (900) (1,095) (561) (1,079) Loss before noncontrolling interests – Operating Partnership and Series E preferred units $ (4,217) $ (5,819) $ (1,983) $ (1,697) $ (4,824) Adjustments: Interest expense 9,622 9,782 8,932 9,318 9,193 Depreciation and amortization related to real estate investments 27,632 27,616 26,059 25,689 26,988 Non-cash casualty loss (recovery) 282 2,171 (632) 191 702 Interest income (616) (662) (558) (462) (280) Loss on sale of real estate - - - - 577 Other miscellaneous items(1) (67) (455) (61) 31 (5) Adjusted EBITDA $ 32,636 $ 32,633 $ 31,757 $ 33,070 $ 32,351

centerspacehomes.com 26 Net Debt Divided by Adjusted EBITDA Net debt is the total outstanding debt balance less cash and cash equivalents. Adjusted EBITDA is annualized for periods less than one year. Net debt and adjusted EBITDA are non-GAAP financial measures and should not be considered a substitute for operating results determined in accordance with GAAP. Refer to the Adjusted EBITDA definition on the previous slide. RECONCILIATION TO NON-GAAP MEASURESRECONCILIATION TO NON-GAAP MEASURES 1. Excludes premiums, discounts, and deferred financing costs. 2. Annualized for periods less than one year. Three Months Ended 3/31/2025 12/31/2024 9/30/2024 6/30/2024 3/31/2024 Total debt(1) $ 966,092 $ 966,623 $ 925,144 $ 935,999 $ 929,953 Less: cash and cash equivalents 11,916 12,030 14,453 14,328 12,682 Net debt $ 954,176 $ 954,593 $ 910,691 $ 921,671 $ 917,271 Adjusted EBITDA(2) $ 130,544 $ 130,528 $ 127,028 $ 132,280 $ 129,404 Net debt / Adjusted EBITDA 7.3x 7.3x 7.2x 7.0x 7.1x